Exhibit 10.11

LIVESTOCK PRODUCTS AGREEMENT - 2008

This Livestock Products Agreement (“Agreement”) effective as of December 22, 2007 is made by and between Pfizer Inc., 812 Springdale Drive, Exton, PA 19341 (“Pfizer”) and Walco International, Inc., 7 Village Circle, Ste 200, Westlake, TX 76262 (“WALCO”).

WHEREAS, WALCO is in the business of buying and selling animal health products and servicing customers for those products, and

WHEREAS WALCO and Pfizer wish to set forth the terms of their relationship related to the purchase and supply of such products,

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereby agree as follows:

Definitions:

“PARTICIPATING CUSTOMERS” shall mean customers from the list of customers approved by Pfizer who have entered into a Leaders Edge Agreement with Pfizer.

“Products” shall mean the Pfizer cattle and swine products sold to WALCO by Pfizer pursuant to this Agreement.

“Strategic Accounts” shall mean all those PARTICIPATING CUSTOMERS listed in Schedule C hereto.

1.             (a)  Pfizer shall continue to promote its Products to certain select customers in the livestock field.  The parties agree that each time a PARTICIPATING CUSTOMER selects WALCO as their supplier and to service that customers account, Pfizer shall send to WALCO a Pfizer Suggested Price List which shall specify the Pfizer Products (listed on Schedule D hereto) and the Pfizer suggested resale prices quoted to  such PARTICIPATING CUSTOMER (hereafter a “SUGGESTED PRICE LIST”).  Each such SUGGESTED PRICE LIST shall be incorporated into and become part of this Agreement.

(b) Pfizer reserves the right to add or delete PARTICIPATING CUSTOMERS or Strategic Accounts at any time in Pfizer’s sole discretion.  Pfizer will provide notice to WALCO of any changes.  Pfizer will notify WALCO of any (i) additions to the Strategic Accounts list within 24 hours of Pfizer’s receipt of the customer contract and (ii) removals from the Strategic Accounts list within 4 business days prior to the removal effective date.

2.             (a)           WALCO agrees to purchase from Pfizer, at credit terms agreed to between the parties and as may be further set forth on Pfizer’s invoices, Products sufficient to fulfill demand from all customers to whom WALCO will sell Products in the quantities desired by the customers.  WALCO agrees to make purchases from Pfizer in accordance with the timing set forth in Schedule E hereto.

(b)  WALCO agrees to maintain an inventory of Products equal to /*/ Demand. /*/ All Products shall count towards the amount held in inventory by WALCO. WALCO and Pfizer agree to act in good faith to resolve any material differences in the on hand inventory calculations.

(c)  WALCO agrees that all sales of Pfizer Products from WALCO to a PARTICIPATING CUSTOMER shall reflect the specific prices for each Product provided for in that PARTICIPATING CUSTOMER’S most recent SUGGESTED PRICE LIST.  In the event that the price listed on a PARTICIPATING CUSTOMER’S most recent SUGGESTED PRICE LIST for any particular Product is lower (at the time of consummation of a sale of such particular Products between WALCO and that PARTICIPATING CUSTOMER) than the price paid by WALCO to Pfizer for such Product, Pfizer agrees to credit WALCO’s account for the amount of such difference.

3.             Nothing herein contained shall create or be deemed to create any relationship between the parties other than as specifically provided for herein.  No employment, partnership, specific or general agency relationship shall exist unless specifically provided for in writing between the parties.  WALCO shall not represent, directly or indirectly, expressly or by implication, that any such relationships exist and/or that WALCO has any authority except as set forth in this Agreement.

4.             WALCO shall use its best efforts to provide appropriate service to the customers to whom WALCO will sell hereunder.  For customers serviced pursuant to this Agreement, WALCO shall:

(a)  Store its inventory of Pfizer Products under conditions (including refrigeration where appropriate) in accordance with package labeling or other written instructions from Pfizer to ensure that such Products retain their potency, purity, quality, and identity;

(b)  Provide to Covansys by the close of business on Friday of each week an inventory report covering all Product inventory purchased from Pfizer and setting forth in dollars at WALCO’s acquisition cost from Pfizer the amount of inventory by species.   WALCO agrees that Pfizer shall have the right, upon reasonable advance notice and during business hours to audit inventory in the possession of WALCO to confirm compliance with this paragraph 4(b) and to confirm the accuracy of the data contained in the report.

(c) Provide to Covansys its Health Industry Number, Customer Health Industry Number, Pfizer Product number, transaction date, ship to zip code, number of units and price with respect to each sale of Product, and unit inventories on each Pfizer Product sku that WALCO sells.

(d) Provide sales out data to Covansys within ten (10) working days of the date of each invoice.  WALCO will use its best efforts to ensure sales out data integrity and timeliness.  Annual sales forecasts shall be updated on a quarterly basis.  The WALCO/Pfizer Account Team will review each quarterly forecast update and determine relative actions required if any.

(e)  Establish any service fee or other charge or discount to any customer including PARTICIPATING CUSTOMERS for Pfizer Products independently and at its sole discretion;

(f)  Provide regularly scheduled delivery service to its customers, use its best efforts to anticipate its customers’ requirements for Pfizer Products.  In the event Pfizer delivers any Product order to a PARTICIPATING CUSTOMERS (drop ships) no consideration shall be payable to WALCO for that order under paragraph 5 below, provided that Pfizer will pay WALCO for any drop ship if such shipment is made necessary by the unavailability of Pfizer Products;

(g)  WALCO agrees that credit limits established by Pfizer shall be subject to change upon written notice by Pfizer in its sole discretion and that no Product shipments will be made to WALCO in excess of the established credit limits;

(h)  Invoice customers in an accurate and timely manner;

(i)  Refer to that PARTICIPATING CUSTOMERS SUGGESTED PRICE LIST on each invoice for Pfizer Products;

(j)  Take no action, whether or not identified above, that would harm the Goodwill or name of Pfizer, or damage the interests of Pfizer or the Products.  For purposes of this Agreement “Goodwill” shall mean the marketplace advantage of customer patronage and loyalty developed with continuous business under the same name over a period of time.

(k)  /*/

(l)  WALCO and PFIZER agree that WALCO shall not be entitled to any payment or performance payments under Schedule G for sales to customers at the close of Periods 1, 2 and 3 as defined in Schedule G hereto or at the end of any fiscal or calendar year that do not comply with Pfizer’s Guidelines for Backend Rebate Calculations contained in Schedule G for reporting of sales and income in appropriate fiscal periods.  All determinations of the appropriateness of sales by WALCO shall be in Pfizer’s reasonable discretion.

(m) WALCO agrees to participate in and undertake the following activities with, and on behalf of, Pfizer:

Planning:

(i) Pfizer and WALCO shall conduct at least two full joint planning meetings per year.   These sessions will include representatives from sales, marketing, technical services and management from both Pfizer and WALCO (hereafter referred to as the WALCO/Pfizer Account Team).

(ii) WALCO and Pfizer shall prepare jointly, a written detailed sales plan which addresses key products, programs and customers to be focused on during the coming year.  Plans shall include the identification of specific support materials and training requirements, detailed communication plans including specific WALCO sales representatives and managers and the customers to be contacted and the sequence, timing and communication vehicle to be used.  Annual sales plans will be divided into quarterly segments. Upon completion of a quarterly program, the Account Team will conduct a review outlining the strengths and weaknesses of the program.

(iii) WALCO will provide Pfizer with an annual sales forecast as well as WALCO’s interpretation and insight of the basis and meaning of such forecasts.  The forecast shall include all Pfizer Product sku’s which WALCO sells.  Both parties agree that forecasts are not to be considered binding orders for delivery.

(iv)  During the term of this Agreement, WALCO shall participate with Pfizer outside of the annual plans necessary for performance under this Agreement. Active cooperation and participation by key managers of WALCO in Pfizer’s strategic planning for the future is highly desirable to Pfizer.

Product Support:

(i) WALCO will staff all appropriate sales meetings as planned in advance with Pfizer.  Such sales meetings shall be charged to Pfizer and include but not be limited to: a) all appropriate sales representatives, and managers as determined by WALCO, b) key management participation and support, c) WALCO preparation on the material to be covered, and d) meeting summary and feedback mechanism.

(ii) WALCO will participate in and assist in conducting product, program, production practices, sales training and customer knowledge training sessions.

(iii) WALCO will guarantee to Pfizer that Pfizer products will be presented to customers on each and every appropriate sales call.

(iv) WALCO will monitor customer meetings and provide feedback to Pfizer.

(v)  WALCO will provide reasonable percentage sales commissions to its sales force employees.

(vi) WALCO will provide Pfizer Territory Manager access to account’s management and representatives.

5.             In consideration of WALCO undertaking the obligations set forth herein Pfizer shall make payments to WALCO in accordance with Schedule G hereto.

6.             Sales of Products to any party other than a PARTICIPATING CUSTOMER or Strategic Account for whom a SUGGESTED PRICE LIST has been incorporated into this Agreement are not covered by this Agreement. Any transaction involving Products with any customer including a PARTICIPATING CUSTOMER for which WALCO has not been selected by that PARTICIPATING CUSTOMER as the distributor are not covered by this Agreement.

7.             (a) WALCO shall not be provided with any rebate, discount or other compensation for Products handled under this Agreement unless specifically set forth herein.  All sales by Pfizer to WALCO shall be at the then current Pfizer list price but subject to appropriate credits in accordance with paragraph 2(c).  Pfizer shall have the right to raise or change the price of any or all Products to WALCO on /*/ prior written notice. Pfizer shall be free to limit sales of any or all Products to WALCO in advance of any price increase.

(b)  The parties agree that Pfizer will no longer automatically credit WALCO for returns of Products not sold in the calendar year in which they are returned.  Prior to issuing any appropriate credit Pfizer shall be entitled to conduct a detailed manual review of sales data.

(c)  The parties agree that Pfizer shall not be obligated to issue credits for any returns that exceed the current average of select distributors as specified below unless such returns are the subject of a recall or made at the request of Pfizer.  The current average of select distributors for 2008 shall be:

/*/

8.             The payments described in Schedule G hereto constitute full and complete compensation for WALCO.

9.             Pfizer may terminate this Agreement at any time on fifteen (15) days prior written notice in the event WALCO takes any action that harms the Goodwill of Pfizer.  All returns shall be approved by Pfizer and subject to Pfizer’s Returned Goods Policy.  WALCO may not offset payment to Pfizer of invoice amounts as credit for any compensation payable hereunder unless payments due to WALCO are past due by more than thirty (30) days.  Pfizer shall pay all appropriate fees to WALCO.

10.           WALCO and Pfizer agree that, under the specific circumstances delineated herein, Pfizer, at Pfizer’s sole discretion, may recoup the sums outstanding to it from WALCO against those sums which may become due from Pfizer to WALCO, in that the obligations arise from mutual transactions.  The specific circumstances which will enable Pfizer to initiate recoupment are:

(a) WALCO becomes insolvent which shall be defined as:

(i)   the sum of WALCO’s debts is greater than all of WALCO’s property (“Balance Sheet Test”); or

(ii) WALCO is generally not paying its debts as they come due; or

(iii) WALCO has failed to act in good faith for a period in excess of six (6) months to resolve any outstanding invoice or purchase order issues or reconciliations.

(b).WALCO commences a liquidation of its operations by means of a sale of its assets in their entirety or piecemeal.

(c) WALCO ceases its business operations whether or not such cessation is voluntary or involuntary.

(d) WALCO files a proceeding pursuant to the U.S. Bankruptcy Code or any state court proceeding, including an Assignment for the Benefit of Creditors.

11.           Nothing in this Agreement shall be deemed to preclude WALCO from negotiating a service fee or any other consideration from, or providing any discount or rebate to, any customer, including PARTICIPATING CUSTOMERS for the services (including those services specified hereunder or any other services provided by WALCO to any customer) provided by WALCO.

12.           WALCO shall distribute Pfizer Products only under the labeling provided by Pfizer or as otherwise approved in writing by Pfizer; prescribe, recommend, suggest, and advertise each Product for use only under the conditions stated in the labeling provided by Pfizer; and observe all federal, state, and local laws governing the distribution of the Products.

13.           Nothing in this Agreement shall be deemed to limit Pfizer’s ability to sell any Product at any time to any customer including PARTICIPATING CUSTOMERS or any other party.  Transactions consummated directly between Pfizer and any such customer or other party shall not qualify for any of the compensation payable to WALCO hereunder.

14.           EXCEPT AS SET FORTH IN THIS AGREEMENT, IN THE LABELING OF THE PRODUCTS SOLD HEREUNDER, OR AS OTHERWISE SPECIFIED IN WRITING BY PFIZER, PFIZER MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE PRODUCTS.

(a) Pfizer shall defend, indemnify, and hold WALCO harmless from all liabilities, claims, demands, damages, costs and expenses, or money judgments incurred by WALCO or rendered against it resulting from (a) any breach by Pfizer of this Agreement, (b) third party claims or actions for personal injury or property damage which arise out of the distribution or sale of Pfizer products or the failure to warn, except to the extent that such personal injury or property damage arises out of the negligence or willful misconduct of WALCO, and (c) any claim that the Products, as sold by Pfizer, were defective.  In the event Pfizer is found by any court of competent jurisdiction to be liable for any claim based in products liability, then Pfizer shall reimburse WALCO’s reasonable legal fees incurred in the course of cooperating with Pfizer’s defense.  To be covered by this defense and indemnity, WALCO must:  promptly notify Pfizer of any such claim; allow Pfizer to fully control the defense and/or resolution of the claim; and cooperate fully with Pfizer in the matter.  This defense, indemnity and payment for legal fees shall not apply to claims alleging:  WALCO alteration, negligent handling or improper storage of the Products; sale of outdated Products; sale or recommendation of the Products for uses or in a manner not set forth in either the labeling supplied by Pfizer or as otherwise specified by Pfizer in writing; or sale of the Products after receipt of written notice from Pfizer that such sales should be halted.

(b) In no event shall either party be liable to the other party for special, collateral, incidental, punitive, or consequential damages in connection with or arising out of this Agreement.  Except as provided under subparagraph 14(a), above, total damages recoverable against Pfizer by WALCO shall be exclusively limited to the purchase price of the Products with respect to which damages are claimed.

15.           WALCO and Pfizer acknowledge that in the performance of their duties hereunder each may obtain access to “Confidential Information” (as defined below) of the other.  WALCO and Pfizer agree that during the term of this Agreement and for a period of three (3) years after the termination of this Agreement, unless specifically permitted in writing by the other party, to (a) retain in confidence and not disclose to any third party and (b) use only for the purpose of carrying out their duties hereunder, any such Confidential Information.  As used herein the term “Confidential Information” means any information, or data, whether of a business or scientific nature and whether in written, oral or tangible form, relating to Pfizer’s and WALCO’s business or potential business or its research and development activities, not generally available to or known to the public, and not otherwise known to the receiving party, that is disclosed to or learned by the other party pursuant hereto.  Upon written request from either party after completion of the work provided for hereunder or other termination of this Agreement each party will return to the other party any documents, or copies thereof, or any product samples, containing or constituting Confidential Information disclosed to or generated by either party in connection with this Agreement.

16.           All notices or communications given hereunder by one party to the other shall be sent by hand or by first class prepaid registered or recorded delivery post or by facsimile addressed to such party as follows:

If to Pfizer:	Pfizer, Inc.
812 Springdale Drive
Exton, PA 19341
Attention: President, Animal Health

If to WALCO:	Walco International, Inc.
7 Village Circle, Ste 200,
Westlake, TX 76262
Attn: Vice President-Marketing

With a copy to:

Walco International, Inc.
7 Village Circle, Ste 200,
Westlake, TX 76262
Attn: Legal Department

Either party may change its address by giving written notice to the other party.

17.           This Agreement shall be effective as of the date first written above and shall continue in force until December 31, 2008.  This Agreement may be terminated by either party upon thirty (30) days prior written notice.  Such termination may be without cause.  This Agreement may be terminated immediately by either party upon written notice in the event of a material breach by the other.

18.           This Agreement shall governed by the laws of the State of New York applicable to contracts made and performed therein.  This Agreement is not assignable without the express written consent of the other party, and may be modified or amended only in writing signed by the party to be bound.

19.           This Agreement and documents referred to herein embody the entire understanding between the parties hereto, will supersede prior agreements relating to the Products, and may be modified only in writing and signed by the parties to be bound.  No activities conducted pursuant to this Agreement or related thereto, including but not limited to the future planning activities of the parties, shall be deemed to give rise to any obligations on the part of either party other than as expressly provided for herein.

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement.

Walco International, Inc.		Pfizer Inc.

By	/s/ William F. Lacey	By	/s/ Clinton A. Lewis Jr.
	William F. Lacey		Clinton A. Lewis, Jr.
	Sr. V.P. and CFO		President, U.S. Operations
Pfizer Animal Health

Date	March 25, 2008	Date	4/3/08

SCHEDULE A

PERFORMANCE PAYMENT ELIGIBLE PRODUCTS

SCHEDULE A

2008 Livestock Distributor Goals
SKUs Eligible for Performance Payment

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1

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SCHEDULE B

FEE ELIGIBLE PRODUCTS

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SCHEDULE C

LIST OF STRATEGIC ACCOUNTS

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SCHEDULE D

SUGGESTED RESALE PRICE LISTS

Price Memo #4186
CATTLE ANIMAL HEALTH ACCOUNT
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:  2008 Animal Health Account Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Eligible:   All qualified Animal Health Accounts

Ref Price List: 2008-4186

Item #	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

Item #	Item Description		Size	Case Quantity	Suggested Resale Price
4254	Somubac		50	100	/*/
5088	Spirovac		10	100	/*/
5090	Spirovac		50	100	/*/
5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV 2		1	750	/*/
4909	TSV 2		10	100	/*/
4912	TSV 2		25	40	/*/
4913	TSV 2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/

Item #	Item Description		Size	Case Quantity	Suggested Resale Price
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/
	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/
1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/

Item #	Item Description	Size	Case Quantity	Suggested Resale Price
8142	Re-Sorb	72	1	/*/
8620	Therabloat	2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4187
CATTLE VETERINARIAN
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:	2008 Indirect Veterinary Livestock Leaders
Edge Program from January 1, 2008 through December 31, 2008.

Eligible:	VETERI and FEDERA
Ref Price List: 2008-4187

Item #	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

4254	Somubac		50	100	/*/
5088	Spirovac		10	100	/*/
5090	Spirovac		50	100	/*/
5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV 2		1	750	/*/
4909	TSV 2		10	100	/*/
4912	TSV 2		25	40	/*/
4913	TSV 2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmx12	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/

7917	Terramycin Soluble Powder		6.4oz	62	/*/
	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/
1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4189
CATTLE PREFERRED PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31,2008

Re:  2008 Preferred Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Eligible:  All Producer Accounts

Ref Price List:  2008-4189

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5088	Spirovac		10	100	/*/
5090	Spirovac		50	100	/*/
5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/

	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/
1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4190
CATTLE PROFESSIONAL PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31,2008

Re:  2008 Preferred Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Eligible:  All Producer Accounts

Ref Price List:  2008-4189

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	20	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 15	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/
5088	Spirovac	10	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5090	Spirovac		50	100	/*/
5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/

	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/
1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

Price Memo #4191
CATTLE PREMIER PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:  2008 Premier Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Eligible:  All Producer Accounts

Ref Price List:  2008-4191

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5088	Spirovac		10	100	/*/
5090	Spirovac		50	100	/*/
5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/

	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/
1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin Rx		20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4192
CATTLE ANIMAL PRESTIGE PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:  2008 Prestige Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4192

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/
5088	Spirovac	10	100	/*/
5090	Spirovac	50	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/
	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/

1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12 .	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4193
CATTLE ANIMAL EXECUTIVE PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:  2008 Executive Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4193

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/
5088	Spirovac	10	100	/*/
5090	Spirovac	50	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution Rx		500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.78oz	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/
	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/

1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box (12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

Price Memo #4194
CATTLE ELITE PRODUCER
Confidential - Do Not Distribute
Effective January 1, 2008 - December 31, 2008

Re:  2008 Executive Producer Livestock Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4194

Item#	Item Description	Size	Case Quantity	Suggested Resale Price
	BIOLOGICALS
4162	Bovi-Shield 4	10	100	/*/
4167	Bovi-Shield 4	50	20	/*/
4252	Bovi-Shield BRSV	10	100	/*/
4256	Bovi-Shield BRSV	50	20	/*/
5194	Bovi-Shield GOLD 4	10	100	/*/
5195	Bovi-Shield GOLD 4	50	20	/*/
5199	Bovi-Shield GOLD 5	5	200	/*/
5196	Bovi-Shield GOLD 5	10	100	/*/
5197	Bovi-Shield GOLD 5	50	20	/*/
5211	Bovi-Shield GOLD FP 5	10	100	/*/
5212	Bovi-Shield GOLD FP 5	50	20	/*/
5112	Bovi-Shield GOLD FP 5 L5	5	200	/*/
5113	Bovi-Shield GOLD FP 5 L5	10	100	/*/
5114	Bovi-Shield GOLD FP 5 L5	50	20	/*/
5115	Bovi-Shield GOLD FP 5 VL5	10	100	/*/
5116	Bovi-Shield GOLD FP 5 VL5	50	20	/*/
5191	Bovi-Shield GOLD IBR BVD	50	20	/*/
4179	Bovi-Shield IBR	50	20	/*/
4002	CalfGuard	1	750	/*/
4143	CattleMaster 4+VL5	5	100	/*/
4144	CattleMaster 4+VL5	10	40	/*/
4145	CattleMaster 4+VL5	25	40	/*/
5094	CattleMaster GOLD FP 5	5	100	/*/
5095	CattleMaster GOLD FP 5	10	40	/*/
5096	CattleMaster GOLD FP 5	25	40	/*/
5124	CattleMaster GOLD FP 5 L5	5	100	/*/
5125	CattleMaster GOLD FP 5 L5	10	40	/*/
5126	CattleMaster GOLD FP 5 L5	25	40	/*/
1434	E.coli Bacterin- J-5 Strain	20	42	/*/
1435	E.coli Bacterin- J-5 Strain	50	36	/*/
4475	Leptoferm-5	10	100	/*/
4477	Leptoferm-5	50	100	/*/
4988	One Shot	5	200	/*/
4991	One Shot	10	100	/*/
4993	One Shot	50	20	/*/
5074	One Shot Ultra 7	10	100	/*/
5075	One Shot Ultra 7	50	20	/*/
5076	One Shot Ultra 8	10	100	/*/
5077	One Shot Ultra 8	50	20	/*/
5117	PregGuard GOLD FP 10	10	100	/*/
5118	PregGuard GOLD FP 10	50	20	/*/
4308	Resvac 4/Somubac	10	100	/*/
4307	Resvac 4/Somubac	50	20	/*/
5241	ScourGuard 4K	10	100	/*/
5242	ScourGuard 4K	50	100	/*/
5243	ScourGuard 4KC	10	100	/*/
5244	ScourGuard 4KC	50	100	/*/
4255	Somubac	10	100	/*/
4254	Somubac	50	100	/*/
5088	Spirovac	10	100	/*/
5090	Spirovac	50	100	/*/

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

5200	Spirovac L5		10	100	/*/
5201	Spirovac L5		50	100	/*/
5202	Spirovac VL5		10	80	/*/
5203	Spirovac VL5		50	20	/*/
4890	StayBred VL5		10	100	/*/
4892	StayBred VL5		50	100	/*/
4904	TSV2		1	750	/*/
4909	TSV2		10	100	/*/
4912	TSV2		25	40	/*/
4913	TSV2		50	20	/*/
4381	Ultrabac-7		10	192	/*/
4379	Ultrabac-7		50	48	/*/
4380	Ultrabac-7		200	12	/*/
4384	Ultrabac-7/Somubac		10	192	/*/
4382	Ultrabac-7/Somubac		50	48	/*/
4383	Ultrabac-7/Somubac		200	12	/*/
4387	Ultrabac-8		10	192	/*/
4385	Ultrabac-8		50	48	/*/
4386	Ultrabac-8		200	12	/*/
4388	Ultrabac-CD		10	100	/*/
4371	Ultrabac-CD		50	100	/*/
5062	UltraChoice 7		10	100	/*/
5063	UltraChoice 7		50	100	/*/
5064	UltraChoice 7		250	12	/*/
5065	UltraChoice 8		10	100	/*/
5066	UltraChoice 8		50	100	/*/
5067	UltraChoice 8		250	12	/*/
5060	UltraChoice CD		10	100	/*/
5061	UltraChoice CD		50	100	/*/
4937	Vibrin		50	100	/*/
	ANTI-INFECTIVES
8171	A180	Rx	100ml	24	/*/
8172	A180	Rx	250ml	12	/*/
1402	Adspec Sterile Solution	Rx	500ml	6	/*/
8448	Albon Bolus		5gmx50	12	/*/
8449	Albon Bolus		15gmxl2	12	/*/
8450	Albon Bolus		15gmx50	6	/*/
8189	Draxxin Injectable Solution	Rx	50ml	40	/*/
8174	Draxxin Injectable Solution	Rx	100ml	24	/*/
8175	Draxxin Injectable Solution	Rx	250ml	12	/*/
8176	Draxxin Injectable Solution	Rx	500ml	6	/*/
1506	Excede Sterile Suspension	Rx	100ml	10	/*/
1431	Excenel RTU Sterile Suspension	Rx	100ml	10	/*/
7959	Liquamycin LA-200		100ml	24	/*/
7960	Liquamycin LA-200		250ml	12	/*/
7961	Liquamycin LA-200		500ml	6	/*/
1465	Naxcel Sterile Powder	Rx	1gm	48	/*/
1466	Naxcel Sterile Powder	Rx	4gm	36	/*/
1463	Sterile Water		80ml	6	/*/
7915	Terramycin-343		4.7802	50	/*/
7916	Terramycin-343		9.56oz	25	/*/
7875	Terramycin-343		4.5 tub	4	/*/
7948	Terramycin Scour Tabs		250mg,24/btl	12	/*/
7949	Terramycin Scour Tabs		250mg,100/btl	12	/*/
7917	Terramycin Soluble Powder		6.4oz	62	/*/
	LINCOMIX
1452	Lincomix water soluble		160gm	12	/*/

1453	Lincomix water soluble		480gm	6	/*/
1436	Linco-Spectin	Rx	20ml	12	/*/
	MASTITIS
1403	Albadry Plus		Box (12 syringes)	12	/*/
1404	Albadry Plus		Pail (144 syringes)	1	/*/
8168	Orbeseal		Carton (24 syringes)	6	/*/
8169	Orbeseal		Pail (144 syringes)	1	/*/
1475	Pirsue Sterile Solution	Rx	Box (12 syringes)	12	/*/
1476	Pirsue Sterile Solution	Rx	Pail (144 syringes)	1	/*/
1480	Quartermaster	Rx	Box (12 syringes)	12	/*/
1481	Quartermaster (Bulk Pack)	Rx	Pail (144 syringes)	1	/*/
1507	Spectramast LC	Rx	Box(12 syringes)	12	/*/
1510	Spectramast LC	Rx	Pail (144 syringes)	1	/*/
1508	Spectramast DC	Rx	Box (12 syringes)	12	/*/
1511	Spectramast DC	Rx	Pail (144 syringes)	1	/*/
	PARASITICIDES
7897	Dectomax Injectable		100ml	24	/*/
8186	Dectomax Injectable		200ml	12	/*/
7899	Dectomax Injectable		500ml	6	/*/
7892	Dectomax Pour-On		250ml	10	/*/
7893	Dectomax Pour-On		1Lt	10	/*/
7894	Dectomax Pour-On		2.5Lt	4	/*/
7895	Dectomax Pour-On		5Lt	2	/*/
7030	Durasect		1gallon	4	/*/
7031	Durasect II		450ml	12	/*/
7032	Durasect II		900ml	6	/*/
8783	Valbazen		500ml	12	/*/
8784	Valbazen		1Lt	12	/*/
8785	Valbazen		5Lt	12	/*/
	REPRODUCTION
1420	EAZI-Breed CIDR Applicator		Applicator	50	/*/
1518	EAZI-Breed CIDR Green Applicator		Applicator	50	/*/
1421	EAZI-Breed CIDR Insert		Bag of 10	5 Bags of 10	/*/
1503	estroPLAN	Rx	20ml	10/box; 120/case	/*/
1455	Lutalyse	Rx	30ml	48	/*/
1504	Lutalyse	Rx	100ml	10	/*/
	FEED
1458	MGA 200 Premix		50lb	1	/*/
1459	MGA 500 Liquid Premix		40lb Drum	1	/*/
	OTHER PHARMACEUTICALS
8152	Entrolyte H.E.		178gm	20	/*/
7150	Norcalciphos		500ml	12	/*/
1478	Predef 2X	Rx	100ml	6	/*/
8112	Re-Sorb		12	6	/*/
8142	Re-Sorb		72	1	/*/
8620	Therabloat		2oz	12	/*/

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment.

Price Memo #4222

SWINE ANIMAL HEALTH ACCOUNT

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re:          2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4222
Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

			SUGGESTED RESALE PRICE
ITEM#	DESCRIPTION	SIZE	UNIT	DOSE
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5165	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	2S0	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500	/*/	/*/
4606	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
4589	RespiSure	500	/*/	/*/

			UNIT	DOSE
	Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	50	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

*Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

ITEM #	DESCRIPTION	SIZE	SUGGESTED RESALE PRICE

8189	Draxxin	50ml	/*/
8174	Draxxin	100ml	/*/
8175	Draxxin	250ml	/*/
8176	Draxxin	500ml	/*/
1505	EXCEDE for Swine	l00ml	/*/
1431	Excenel RTU	100ml	/*/
1436	Linco-Spectin	20ml	/*/
1450	Lincomix, 100mg	100ml	/*/
1451	Lincomix, 300mg	100ml	/*/
1455	Lutalyse	30ml	/*/
1504	Lutalyse	100ml	/*/
1465	Naxcel	1gm	/*/
1466	Naxcel	4gm	/*/
1463	Sterile Water*	80ml	/*/
1478	Predef 2X	100ml	/*/
7897	Dectomax Injectable	100ml	/*/
8186	Dectomax Injectable	200ml	/*/
7899	Dectomax Injectable	500ml	/*/
7959	Liquamycin LA-200	100ml	/*/
7960	Liquamycin LA-200	250ml	/*/
7961	Liquamycin LA-200	500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder	160gm	/*/
1453	Lincomix Soluble Powder	480gm	/*/
7917	Terramycin Soluble Powder	6.4oz	/*/
7915	Terramycin-343	4.78oz	/*/
7916	Terramycin-343	9.56oz	/*/
7875	Terramycin-343	4.5 Tub	/*/
Powder in Drums/Feed Medication
1447	Lincomix 20	50lb	/*/
1448	Lincomix 50	50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4gm in like quantities or less.

Price Memo #4201

SWINE VETERINARIAN

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re:          2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4201
Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

			SUGGESTED RESALE PRICE
ITEM #	DESCRIPTION	SIZE	UNIT	DOSE
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5165	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500 .	/*/	/*/
4606	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
4589	RespiSure	500	/*/	/*/
			UNIT	DOSE
Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	50	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

*Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

ITEM #	DESCRIPTION		SIZE	SUGGESTED RESALE PRICE
Large Animal Vials
8189	Draxxin	Rx	50ml	/*/
8174	Draxxin	Rx	100ml	/*/
8175	Draxxin	Rx	250ml	/*/
8176	Draxxin	Rx	500ml	/*/
1505	EXCEDE for Swine	Rx	100ml	/*/
1431	Excenel RTU	Rx	100ml	/*/
1436	Linco-Spectin	Rx	20ml	/*/
1450	Lincomix, l00mg		100ml	/*/
1451	Lincomix, 300mg		100ml	/*/
1455	Lutalyse	Rx	30ml	/*/
1504	Lutalyse	Rx	100ml	/*/
1465	Naxcel	Rx	1gm	/*/
1466	Naxcel	Rx	4gm	/*/
1463	Sterile Water*		80ml	/*/
1478	Predef 2X	Rx	100ml	/*/
7897	Dectomax Injectable		100ml	/*/
8186	Dectomax Injectable		200ml	/*/
7899	Dectomax Injectable		500ml	/*/
7959	Liquamycin LA-200		100ml	/*/
7960	Liquamycin LA-200		250ml	/*/
7961	Liquamycin LA-200		500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder		160gm	/*/
1453	Lincomix Soluble Powder		480gm	/*/
7917	Terramycin Soluble Powder		6.402	/*/
7915	Terramycin-343		4.7802	/*/
7916	Terramycin-343		9.5602	/*/
7875	Terramycin-343		4.5 Tub	/*/
Powder in Drums/Feed Medication
1447	Lincomix 20		50lb	/*/
1448	Lincomix 50		50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4 gm in like quantities or less.

Price Memo #4203

SWINE PREMIER PRODUCER

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re:          2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List: 2008-4203

			SUGGESTED RESALE PRICE
ITEM #	DESCRIPTION	SIZE	UNIT	DOSE*
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5166	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500	/*/	/*/
4606	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
4589	RespiSure	500	/*/	/*/
			UNIT	DOSE*
Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	50	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

ITEM #	DESCRIPTION		SIZE	SUGGESTED RESALE PRICE
Large Animal Vials
8189	Draxxin	Rx	50ml	/*/
8174	Draxxin	Rx	100ml	/*/
8175	Draxxin	Rx	250ml	/*/
8176	Draxxin	Rx	500ml	/*/
1505	EXCEDE for Swine	Rx	100ml	/*/
1431	Excenel RTU	Rx	100ml	/*/
1436	Linco-Spectin	Rx	20ml	/*/
1450	Lincomix, 100mg		100ml	/*/
1451	Lincomix, 300mg		100ml	/*/
1455	Lutalyse	Rx	30ml	/*/
1504	Lutalyse	Rx	100ml	/*/
1465	Naxcel	Rx	1gm	/*/
1466	Naxcel	Rx	4gm	/*/
1463	Sterile Water*		80ml	/*/
1478	Predef 2X	Rx	100ml	/*/
7897	Dectomax Injectable		100ml	/*/
8186	Dectomax Injectable		200ml	/*/
7899	Dectomax Injectable		500ml	/*/
7959	Liquamycin LA-200		100ml	/*/
7960	Liquamycin LA-200		250ml	/*/
7961	Liquamycin LA-200		500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder		160gm	/*/
1453	Lincomix Soluble Powder		480gm	/*/
7917	Terramycin Soluble Powder		6.4oz	/*/
7915	Terramycin-343		4.78oz	/*/
7916	Terramycin-343		9.56oz	/*/
7875	Terramycin-343		4.5 Tub	/*/
Powder in Drums/Feed Medication
1447	Lincomix 20		50lb	/*/
1448	Lincomix 50		50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4gm in like quantities or less.

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

If direct purchasing account buy/sell products will receive Select Distributor pricing.

Price Memo #4204

SWINE EXECUTIVE PRODUCER

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re:          2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4204

ITEM #	DESCRIPTION	SIZE	SUGGEST RETAIL PRICE
			UNIT	DOSE*
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5166	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500	/*/	/*/
4606	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
4589	RespiSure	500	/*/	/*/
			UNIT	DOSE*
Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	50	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

Price Memo #4204

SWINE PRESTIGE PRODUCER

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

ITEM #	DESCRIPTION		SIZE	SUGGESTED RESALE PRICE
Large Animal Vials
8189	Draxxin	Rx	50ml	/*/
8174	Draxxin	Rx	100ml	/*/
8175	Draxxin	Rx	250ml	/*/
8176	Draxxin	Rx	500ml	/*/
1505	EXCEDE for Swine	Rx	100ml	/*/
1431	Excenel RTU	Rx	100ml	/*/
1436	Linco-Spectin	Rx	20ml	/*/
1450	Lincomix, l00mg		100ml	/*/
1451	Lincomix, 300mg		l00ml	/*/
1455	Lutalyse	Rx	30ml	/*/
1504	Lutalyse	Rx	100ml	/*/
1465	Naxcel	Rx	1gm	/*/
1466	Naxcel	Rx	4gm	/*/
1463	Sterile Water*		80ml	/*/
1478	Predef 2X	Rx	100ml	/*/
7897	Dectomax Injectable		100ml	/*/
S186	Dectomax Injectable		200ml	/*/
7899	Dectomax Injectable		500ml	/*/
7959	Liquamycin LA-200		100ml	/*/
7960	Liquamycin LA-200		250ml	/*/
7961	Liquamycin LA-200		500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder		160gm	/*/
1453	Lincomix Soluble Powder		480gm	/*/
7917	Terramycin Soluble Powder		6.4oz	/*/
7915	Terramycin-343		4.78oz	/*/
7916	Terramycin-343		9.56oz	/*/
7875	Terramycin-343		4.5 Tub	/*/
Powder in Drums/Feed Medication				/*/
1447	Lincomix 20		50lb	/*/
1448	Lincomix 50		50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4gm in like quantities or less.

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

If direct purchasing account buy/sell products will receive Select Distributor pricing.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

Price Memo #4205

SWINE EXECUTIVE PRODUCER

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re: 2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4205

Terms:  Executive accounts purchasing direct will receive returns credit at /*/ of invoice price.

			SUGGESTED RETAIL PRICE
ITEM #	DESCRIPTION	SIZE	UNIT	DOSE*
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5166	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500	/*/	/*/
4506	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
4589	RespiSure	500	/*/	/*/
			UNIT	DOSE*
Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	SO	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

ITEM #	DESCRIPTION			SIZE	SUGGESTED RESALE PRICE
Large Animal Vials
8189	Draxxin		Rx	50ml	/*/
8174	Draxxin		Rx	100ml	/*/
8175	Draxxin		Rx	250ml	/*/
8176	Draxxin		Rx	500ml	/*/
1505	EXCEDE for Swine		Rx	100ml	/*/
1431	Excenel RTU		Rx	100ml	/*/
1436	Linco-Spectin		Rx	20ml	/*/
1450	Lincomix, l00mg			100ml	/*/
1451	Lincomix, 300mg			l00ml	/*/
1455	Lutalyse		Rx	30ml	/*/
1504	Lutalyse		Rx	100ml	/*/
1465	Naxcel	Rx		1gm	/*/
1466	Naxcel		Rx	4gm	/*/
1463	Sterile Water*			80ml	/*/
1478	Predef 2X		Rx	100ml	/*/
7897	Dectomax Injectable			100ml	/*/
S186	Dectomax Injectable			200ml	/*/
7899	Dectomax Injectable			500ml	/*/
7959	Liquamycin LA-200			100ml	/*/
7960	Liquamycin LA-200			250ml	/*/
7961	Liquamycin LA-200			500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder			160gm	/*/
1453	Lincomix Soluble Powder			480gm	/*/
7917	Terramycin Soluble Powder			6.4oz	/*/
7915	Terramycin-343			4.78oz	/*/
7916	Terramycin-343			9.56oz	/*/
7875	Terramycin-343			4.5 Tub	/*/
Powder in Drums/Feed Medication
1447	Lincomix 20			50lb	/*/
1448	Lincomix 50			50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4gm in like quantities or less.

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

If direct purchasing account buy/sell products will receive Select Distributor pricing.

Price Memo #4206

SWINE ELITE PRODUCER

Confidential - Do not Distribute

Effective January 1, 2008 - December 31, 2008

To:          U.S. Livestock Division Livestock Account:  Coordinators
U.S. Swine Area Sates Managers
U.S. Swine Business Unit Headquarters
U.S. Headquarter Customer Service & Finance Departments

Re:          2008 Swine Indirect Voluntary Leaders Edge Program from January 1, 2008 through December 31, 2008

Ref Price List:  2008-4206

Terms:  Executive accounts purchasing direct will receive returns credit at /*/ of invoice price.

			SUGGESTED RETAIL PRICE
ITEM #	DESCRIPTION	SIZE	UNIT	DOSE*
Swine Respiratory Biologicals
5160	FluSure	50	/*/	/*/
5161	FluSure	250	/*/	/*/
5174	FluSure/FarrowSure Plus	50	/*/	/*/
5176	FluSure/FarrowSure Plus B	50	/*/	/*/
5172	FluSure/RespiSure RTU	50	/*/	/*/
5173	FluSure/RespiSure RTU	250	/*/	/*/
5149	FluSure/RespiSure-ONE	50	/*/	/*/
5150	FluSure/RespiSure-ONE	250	/*/	/*/
5164	FluSure/ER Bac Plus	50	/*/	/*/
5165	FluSure/ER Bac Plus	250	/*/	/*/
5145	FluSure/RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5146	FluSure/RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5166	RespiSure-ONE/ER Bac Plus	50	/*/	/*/
5167	RespiSure-ONE/ER Bac Plus	250	/*/	/*/
5168	RespiSure-ONE/ER Bac Plus	500	/*/	/*/
5169	RespiSure/ER Bac Plus	50	/*/	/*/
5170	RespiSure/ER Bac Plus	250	/*/	/*/
5171	RespiSure/ER Bac Plus	500	/*/	/*/
5041	ER Bac Plus	250	/*/	/*/
5001	RespiSure-ONE	50	/*/	/*/
5002	RespiSure-ONE	250	/*/	/*/
5003	RespiSure-ONE	500	/*/	/*/
4606	RespiSure	50	/*/	/*/
4618	RespiSure	250	/*/	/*/
45S9	RespiSure	500	/*/	/*/
			UNIT	DOSE*
Swine Reproductive Biologicals
4234	ER Bac Plus/Leptoferm-5	50	/*/	/*/
5139	FarrowSure Plus	50	/*/	/*/
5140	FarrowSure Plus	100	/*/	/*/
4569	FarrowSure	50	/*/	/*/
5142	FarrowSure Plus B	50	/*/	/*/
5143	FarrowSure Plus B	100	/*/	/*/
4402	LitterGuard	50	/*/	/*/
4410	LitterGuard LT-C	50	/*/	/*/
4452	LitterGuard LT-C	250	/*/	/*/

Product pricing is based on the below unit prices and the dose price is displayed for informational purposes only.

Pfizer reserves the right to modify or discontinue this pricing at any time and for any reason

ITEM #	DESCRIPTION		SIZE	SUGGESTED RESALE PRICE
Large Animal Vials
8189	Draxxin	Rx	50ml	/*/
8174	Draxxin	Rx	100ml	/*/
8175	Draxxin	Rx	250ml	/*/
8176	Draxxin	Rx	500ml	/*/
1505	EXCEDE for Swine	Rx	100ml	/*/
1431	Excenel RTU	Rx	100ml	/*/
1436	Linco-Spectin	Rx	20ml	/*/
1450	Lincomix, 100mg		100ml	/*/
1451	Lincomix, 300mg		100ml	/*/
1455	Lutalyse	Rx	30ml	/*/
1504	Lutalyse	Rx	100ml	/*/
146S	Naxcel	Rx	1gm	/*/
1466	Naxcel	Rx	4gm	/*/
1453	Sterile Water*		80ml	/*/
1478	Predef2X	Rx	100ml	/*/
7897	Dectomax Injectable		100ml	/*/
8186	Dectomax Injectable		200ml	/*/
7899	Dectomax Injectable		500ml	/*/
7959	Liquamycin LA-200		100ml	/*/
7960	Liquamycin LA-200		250ml	/*/
7961	Liquamycin LA-200		500ml	/*/
OTC: Soluble Powders
1452	Lincomix Soluble Powder		160gm	/*/
1453	Lincomix Soluble Powder		480gm	/*/
7917	Terramycin Soluble Powder		6.4oz	/*/
7915	Terramycin-343		4.78oz	/*/
7916	Terramycin-343		9.56oz	/*/
7875	Terramycin-343		4.5 Tub	/*/
Powder in Drums/Feed Medication
1447	Lincomix 20		50lb	/*/
1448	Lincomix 50		50lb	/*/

Neomix products are non-returnable

*Sterile water sold only with Naxcel 4gm in like quantities or less.

****Price provided by supplier.  Purchases count toward Leaders Edge volume commitment

If direct purchasing account buy/sell products will receive Select Distributor pricing.

SCHEDULE E

TIMING OF PRODUCT PURCHASES

WALCO agrees to use reasonable efforts to purchase at least /*/ of the expected volume of Products to be purchased by WALCO customers during each Pfizer Accounting Period during the first half of each such Pfizer Accounting Period.

SCHEDULE F

PFIZER ACCOUNTING PERIODS.  “Pfizer Accounting Period” means the monthly periods listed below.

Pfizer Domestic 2008 Calendar

Accounting Period	Close Date	# of Weeks
AP 1	1/27/08	4
AP 2	2/24/08	4
AP 3	3/30/08	5

AP 4	4/27/08	4
AP 5	5/25/08	4
AP 6	6/29/08	5

AP 7	7/27/08	4
AP 8	8/24/08	4
AP 9	9/28/08	5

AP 10	10/26/08	4
AP 11	11/23/08	4
AP 12	12/31/08	5

SCHEDULE G

Section A

Fee for Logistics

Definitions:                               “Fee Eligible Products” shall mean those Pfizer Products listed in Schedule B hereto for which Pfizer shall pay a fee (“Fee”) to WALCO.

1) Pfizer shall pay to WALCO a Fee for logistics at a rate of /*/ on WALCO’s sales out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS who are producers including Strategic Accounts veterinarians, or Animal Health Accounts.  The Fee is calculated on a Product by Product basis and based on the Product price contained in the Participating Customer’s SUGGESTED PRICE LIST in effect at the time of such Product purchase.  The Fee is contingent on WALCO fulfilling all conditions outlined in paragraph 4 of this Agreement.  The Fee made pursuant to this Schedule G, Section A are not payable for sales to anyone other than PARTICIPATING CUSTOMERS.  The Fee is net of any difference between WALCO’s purchase price and the SUGGESTED PRICE LIST price.  WALCO shall only receive the payments set out in this Schedule G, Section A for sales to PARTICIPATING CUSTOMERS which are consummated after confirmation by Pfizer to WALCO that a customer is a PARTICIPATING CUSTOMER.

2) Pfizer shall have the right to audit shipping records of WALCO to confirm delivery to Products to producers, veterinarians, of Animal Health Accounts in order to assure proper Fee payments under paragraph 1 of this Schedule G, Section A.   Any material misrepresentations by WALCO related to paragraph 1 of this Schedule G, Section A and the party actually taking possession of the products shall void any payments due under paragraph 1 of this Schedule G, Section A.  In addition, WALCO recognizes that the Leaders Edge program is designed as an effective go to market approach to selling for the benefit of veterinarians and/or dealers who add value in the transaction to their customers as well as value for those customers.  Blatant abuse of the intended structure of the Leaders Edge Program by WALCO (including, but not limited to, falsification of EDI data or establishing false business entities or inserting business entities that add no commercial value to end users purely to obtain additional Fee payments) will subject WALCO to potential forfeiture of all Fee’s paid on those transactions and potential forfeiture of all or a portion of the Performance Payment provided for in this Schedule G, Section D at the sole discretion of Pfizer.  Decisions made as a result of Pfizer’s investigations of blatant abuse of the intended structure of Leaders Edge are solely Pfizer’s to make and forfeitures of Fees may happen retroactively in the form of credits against future Fee payments.

3) The parties agree that WALCO will provide to Pfizer on request and within two (2) business days, proof of delivery on any suspicious (as determined by Pfizer) EDI transaction.  WALCO agrees that Pfizer shall be entitled to audit, either directly or through external auditors hired by Pfizer and upon reasonable notice by Pfizer, WALCO’s books and records for the purpose of determining the accuracy of EDI data for Pfizer Product sales communicated to Pfizer through Covansys.

4) Products which are not listed in Schedule B do not qualify for Fee payments.  All such Products shall be purchased by WALCO on a buy sell basis.  If new sku’s are added to Schedule B, Pfizer will communicate this to WALCO on a quarterly basis.

Section B

Fee for Field Force Support

Definitions:                               “Fee Eligible Products” shall mean those Pfizer Products listed in Schedule B hereto for which Pfizer shall pay a fee (“Fee”) to WALCO.

1) Pfizer shall pay to WALCO a Fee for Field Force Support paid at a rate of /*/ on sales out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS, who are producers, veterinarians, or Animal Health Accounts.  The Fee is calculated on a Product by Product basis and based on the Product price contained in the Participating Customer’s SUGGESTED PRICE LIST in effect at the time of such Product purchase.  The Fee is contingent on WALCO fulfilling all conditions outlined in paragraph 4 of this Agreement.  The payments made pursuant to this Schedule G, Section B, are not payable for sales to anyone other than PARTICIPATING CUSTOMERS.  The Fee is net of any difference between WALCO’s purchase price and the SUGGESTED PRICE LIST price.  WALCO shall only receive the payments set out in this Schedule G, Section B for sales to PARTICIPATING CUSTOMERS which are consummated after confirmation by Pfizer to WALCO that a customer is a PARTICIPATING CUSTOMER.

2) Pfizer shall have the right to audit shipping records of WALCO to confirm delivery to Products to producers, veterinarians, or Animal Health Accounts in order to assure proper Fee payments under paragraph 1 of this Schedule G, Section B.  Any material misrepresentations by WALCO related to paragraph 1 of this Schedule G, Section B and the party actually taking possession of the products shall void any payments due under paragraph 1 of this Schedule G, Section B.  In addition, WALCO recognizes that the Leaders Edge program is designed as an effective go to market approach to selling for the benefit of veterinarians and/or dealers who add value in the transaction to their customers as well as value for those customers.  Blatant abuse of the intended structure of the Leaders Edge Program by WALCO (including, but not limited to, falsification of EDI data or establishing false business entities or inserting business entities that add no commercial value to end users purely to obtain additional Fee payments) will subject WALCO to potential forfeiture of all Fee’s paid on those transactions and potential forfeiture of all or a portion of the Performance Payment provided for in this Schedule G, Section D at the sole discretion of Pfizer.  Decisions made as a result of Pfizer’s investigations of blatant abuse of the intended structure of Leaders Edge are solely Pfizer’s to make and forfeitures of Fees may happen retroactively in the form of credits against future Fee payments.

3) The parties agree that WALCO will provide to Pfizer on request and within two (2) business days, proof of delivery on any suspicious (as determined by Pfizer) EDI transaction.  WALCO agrees that Pfizer shall be entitled to audit, either directly or through external auditors hired by Pfizer and upon reasonable notice by Pfizer, WALCO’s books and records for the purpose of determining the accuracy of EDI data only for Product sales communicated to Pfizer through Covansys.

4) Products which are not listed in Schedules B do not qualify for Fee payments.  All such Products shall be purchased by WALCO on a buy sell basis.  If new sku’s are added to Schedule B, Pfizer will communicate this to WALCO on a quarterly basis.

Section C

Product Focus Funds

Pfizer will pay WALCO up to /*/ in Product Focus Funds (“PFF’s”) based on WALCO executing marketing programs which are agreed with PFIZER.  Programs that use these funds must be discussed in advance with WALCO’s PFIZER Account Executive, submitted in writing by PFIZER’s Senior Director of Distribution Management and approved in writing by PFIZER’s Senior Distribution Management prior to the start of the program.  PFIZER shall have no obligation to pay WALCO PFF’s if the parties are unable to agree on the programs to be funded.

1) To be eligible for PFF’s programs must include specific performance metrics and specifics on total PFF’s to be spent in the program and how all PFF’s would be spent.

2) While WALCO is free to sell Product at such prices and on such terms as WALCO agrees with its customers, programs that result in a direct price decrease to the purchaser will not be supported with PFF’s.

3) ALL PFF’s REQUIRE PROOF OF PERFORMANCE AT PROGRAM CONCLUSION.  No payment of PFF’s will be made by Pfizer to WALCO until all proof or performance wrap-ups are submitted.

4) All program wrap-ups are to be submitted within 45 days of completion of the program.  Wrap ups for programs that run to year end 2008 should be submitted no later than February 15, 2009 for payment.    Any invoices submitted to PFIZER after February 15, 2009 for 2008 programs will be paid of out 2009 PFF’s at PFIZER’s discretion.  Programs will be paid by credit memo or check.

Section D

Performance Payment

Definitions:  “Performance Payment Eligible Products” shall mean those Products listed in Schedule A hereto which count towards the performance payments provided for in this Schedule G, Section D.

1)             WALCO will be eligible to receive the performance payments set forth in this Schedule G, Section D for sales out by WALCO of Performance Payment Eligible Products, subject to the performance criteria set forth below and WALCO’s fulfillment of all of the material obligations contained in this Agreement.

Period 1 — December 22, 2007 through April 25, 2008:

If WALCO achieves sales out by WALCO of at least /*/ during Period 1 WALCO will be eligible for a performance payment.  The performance payment will be equal to:

/*/

WALCO will receive no performance payment for Period 1 for any sales out in excess of /*/.  Only EDI data for invoices dated December 22, 2007 through April 25, 2008 and submitted to Covansys by April 28, 2008 and accepted by Pfizer from Covansys by April 30, 2008 will count towards the calculation of eligible sales out during Period 1.

Period 2 — April 26, 2008 through August 22, 2008:

If WALCO achieves sales out by WALCO of at least /*/ during Period 2 WALCO will be eligible for a performance payment.  The performance payment will be equal to:

/*/

WALCO will receive no performance payment for Period 2 for any sales out in excess of /*/.  Only EDI data for invoices dated April 26, 2008 to August 22, 2008 and submitted to Covansys by August 25, 2008 and accepted by Pfizer from Covansys by August 27, 2008 will count towards the calculation of eligible sales out during Period 2.

Period 3 — August 23, 2008 through December 21, 2008:

If WALCO achieves sales out by WALCO of at least /*/ during Period 3 WALCO will be eligible for a performance payment.  The performance payment will be equal to:

/*/

WALCO will receive no performance payment for Period 3 for any sales out in excess of /*/.  Only EDI data for invoices dated August 23, 2008 to December 21, 2008 and submitted to Covansys by December 26, 2008 and accepted by Pfizer from Covansys by December 29, 2008 will count towards the calculation of sales out during Period 3.

2)             After the end of 2008, if WALCO has achieved sales out during the period December 22, 2007 through December 21, 2008 of at least /*/, then WALCO’s total performance payment under Section D to this Agreement shall be the HIGHER of (i) the highest amount earned based on WALCO’s actual achievement in Periods One, Two and Three combined, or (ii) the amount earned as calculated in accordance with the following formula:

/*/

/*/

WALCO will receive no performance payment for any sales out in excess of /*/.  Only EDI data for invoices dated December 22, 2007 to December 21, 2008 and submitted to Covansys by December 26, 2008 and accepted by Pfizer from Convansys by December 29, 2008 will count towards the calculation of eligible sales out for the full contract year.

3)             If the calculation made under clause 2 above is less than the performance rebates due based on the actual calculation of performance rebates for Periods One, Two and Three combined, then no additional performance rebates shall be made to WALCO under clause 2.  If the calculation made under clause 2 above is greater than the performance payment due based on the actual calculation of performance payment for Periods One, Two and Three combined,  then Pfizer shall pay to WALCO the difference between the actual Period One, Two and Three payments and the amount calculated in accordance with clause 2.

4)             The following terms apply to the performance payment for Period One, Period Two and Period Three and the year end calculation and any payment under paragraphs 2 and 3 to this Schedule G, Section D:

(a) Sales by WALCO during Period One in excess of /*/ and Period Two in excess of /*/ will carry forward and apply towards the next period’s sales out calculation.

(b) Except as specifically provided for in this Schedule G, Section E, paragraphs 3 and 4, no sales by WALCO during Period Three will carry forward and apply towards a later period.

(c) Pfizer will not pay any performance payment for sales to customers by WALCO that are not in compliance with Pfizer’s Guidelines for Backend Rebate Calculations, as specified in this Schedule G, Section E.

(d) Only sales by WALCO of the Products listed in Schedule A count towards the performance payments under this Schedule G, Section D.  Products which are not listed in Schedule A do not qualify for performance payments.  All such Products shall be purchased by WALCO on a buy sell basis.  If new sku’s are added to Schedule A, Pfizer will communicate this to WALCO on a quarterly basis.

(e)  Sales to other distributors who are Livestock Products Agreement holders do not count towards the calculation of sales to determine appropriate incentive level.  Only sales of the Performance Payment Eligible Products shall count towards achievement of the incentive payments in this Schedule G, Section D.  In the event that one Livestock Products Agreement holder acquires or combines with another Livestock Products Agreement holder, the purchase objectives will be adjusted accordingly for the purpose of determining performance payments earned.  Only data for invoices dated between December 22, 2007 and December 21, 2008, reported to Covansys by December 26, 2008, and accepted by Pfizer from Covansys by December 29, 2008 will count towards the calculation of sales to determine appropriate performance payment level.

Section E

GUIDELINES FOR PERFORMANCE REBATE CALCULATIONS

1) - This document highlights the Guidelines for the sole purpose of Performance rebate calculations based on Distributor’s reported sales to customers at the close of any fiscal or calendar eligibility period (quarter, end of year, trimester, etc.).  This document intends to offer a determination tool of appropriateness of sales to be reported in each fiscal period.

2) - Pfizer’s goal is to avoid problems related to channel stuffing and insure that inventory at the end-customer under normal circumstances, is kept at the lowest level permitting a secure and constant replenishment of products.  Our philosophy is to the extent possible, to sell to demand.  With exception of cattle movement seasonality, the inventory should be kept stable month over month, only reflecting growth in Pfizer product usage by end-customers.

3) - Pfizer recognizes the difficulty to strictly monitor in-market inventory for Distributors in relation to fluctuating demand from producers and Veterinary clinics, which can elect to change within the same fiscal year their supply channel. This is why Pfizer considers that under regular trade activity, including seasonality, any customer should be buying no more than 2 average months or 16% of past consumption (as defined by 12 months Moving Annual Total or MAT) within any given calendar month.

4) - There can be legitimate exceptions to that rule that can be too numerous to exhaustively list in this document.  In order to account for these exceptions, Pfizer will limit its “no more than 16% in a month” rule (which limits the amount of sales out by distributors that count towards incentive payments) to customers defined by their HIN number (Health Identification Number) that have aggregate purchases in the month in excess of /*/ and will communicate the information on customers infringing this rule to each distributor in order to gather their comments and explanations prior to Pfizer’s calculations of the back-end rebates.

5) - Distributors will have the opportunity to link monthly surges in sales questioned by Pfizer to legitimate exceptions (customers’ integration, customer investment in higher capacity, customer switching their business to another distributor, customer switching their current consumption of products from another manufacturer to Pfizer, etc.).

6) - Pfizer will then finalize, at its sole discretion and after taking into consideration the explanations and comments received from Distributors, the amount of sales that will be excluded for Back-end rebate calculations and be carried forward to the following fiscal period.  Sales excluded for Period 3’s performance payment calculation will carry forward to contract year 2009.

Section F

Marketing Data Exchange

PFIZER will pay WALCO /*/ on sales out for Fee Eligible Products to identified PARTICIPATING CUSTOMERS who are producers, veterinarians, or Animal Health Accounts each quarter, upon receipt of marketing data from WALCO.  The marketing data to be supplied to Pfizer shall be set out in the Market Share Exhibit as mutually agreed upon by the parties.  All data shall be supplied in the form set forth in such Market Share Exhibit.  WALCO hereby represents and warrants to PFIZER that WALCO owns all of the data supplied to PFIZER hereunder and that WALCO has the right to disclose such data to PFIZER.

Section G

Redistribution Fee

PFIZER agrees to pay WALCO a redistribution fee of /*/ of sales in of Products listed in Schedule A (calculated at the distributor list price) to WALCO only to WALCO’S RXV location by PFIZER.  Payment of this redistribution fee will be made by PFIZER quarterly via credit memo.